Cash and Cash Equivalents (Tables)	9 Months Ended
Sep. 30, 2019
Cash and Cash Equivalents
Schedule of cash and cash equivalents

	September 30,	December 31,
	2019	2018
	(in US$’000)
Cash at bank and on hand	87,322	78,556
Bank deposits maturing in three months or less (note (a))	9,760	7,480
	97,082	86,036
Denominated in:
US$ (note (b))	79,844	58,291
RMB (note (b))	12,071	23,254
UK Pound Sterling (“£”) (note (b))	386	331
Hong Kong dollar (“HK$”)	4,781	4,160
	97,082	86,036

Notes:

(a)

The weighted average effective interest rate on bank deposits for the nine months ended September 30, 2019 and the year ended December 31, 2018 was 2.30% per annum and 1.98% per annum respectively (with maturity ranging from 5 to 35 days and 7 to 90 days respectively).

(b)

Certain cash and bank balances denominated in RMB, US$ and £ were deposited with banks in the PRC. The conversion of these balances into foreign currencies is subject to the rules and regulations of foreign exchange control promulgated by the PRC government.